UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     October 5, 2005


                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

                Nevada                  000-32903            98-0233859
                ------                  ---------            ----------
     (State or other jurisdiction      (Commission          IRS Employer
     of incorporation)                 File Number)         Identification No.)


(Address of principal executive offices) (Zip Code): Four Tower Bridge, 200 Bar Harbor Drive, West Conshohocken, Pennsylvania 19428-2977

Registrant's telephone number, including area code: 610-941-2780


            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

     On October 5, 2005, Dermisonics, Inc. (the "Company") entered into a Letter of Engagement with Trilogy Capital Partners, Inc. ("Trilogy") pursuant to which Trilogy will provide consulting services in connection with marketing, financial and investor public relations, and related matters for an initial term of one year. The Company also committed to fund a financial marketing budget with at least $200,000 over the initial one-year term of the engagement.

     In consideration for providing such services, the Company agreed to pay a fee of $12,500 per month during the term of the engagement and issued Trilogy 2,616,806 common stock purchase warrants exercisable until September 30, 2008 at an exercise price of $.72 per share (the "Warrants"), which Warrants are fully vested. A copy of the Warrant is filed as an exhibit to this report.

     In connection with the issuance of the Warrants, the Company agreed to file a registration statement covering the resale of the shares underlying the Warrants, either by including them in registration statement it files with the SEC for its own benefit or in a separate registration statement to be filed 45 days after the date of the Letter of Engagement. The Company will bear all costs incident to such registration and the parties have agreed to indemnify each other from and against any and all losses, damages, liabilities, settlements, judgments or costs arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus which includes the Shares or arising out of or relating to any omission or alleged omission of a material fact required to be stated in such documents or necessary to make the statements therein to the extent that such statements are based on information provided by a party. A copy of each of the agreement and the registration rights agreement are appended as exhibits to this report.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     10.1 Warrant Agreement dated October 5, 2005 issued by the Company in favor of Trilogy Capital Partners, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DERMISONICS, INC.


Date: October 11, 2005                       By: /s/ Bruce H. Haglund
                                                --------------------------------
                                                     Bruce H. Haglund, Chairman